SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549
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                     FORM 8-K12G3
<P>
                     CURRENT REPORT
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           PURSUANT TO SECTION 13 OR 15(D) OF
          THE SECURITIES EXCHANGE ACT OF 1934
<P>
     Date of Report (Date of earliest event reported):
                      May 11, 2000
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              WORLD AM COMMUNICATIONS, INC.
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    (Exact Name of Registrant as Specified in Its Charter)
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                         Florida
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       (State or Other Jurisdiction of Incorporation)
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000-2989759-3253968
---------                                ----------
(Commission File Number)             (IRS Employer
                                      Identification No.)
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1400 W.122nd AVENUE, SUITE 104, WESTMINSTER, COLORADO 80234
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(Address of Principal Executive Offices)          (Zip Code)
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                    (303) 452-0022
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    (Registrant's Telephone Number, Including Area Code)
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                 ALLMON MANAGEMENT INC.
                    128 APRIL ROAD
                PORT MOODY, BRITISH COLUMBIA, CANADA V3H-3M5
<P>
(Former Name or Former Address, if Changed Since Last
Report)
<P>
ITEM 1. CHANGES IN CONTROL OF REGISTRANT
<P>
Pursuant to an Agreement and Plan of Merger (the
"Acquisition Agreement") effective May 11, 2000, World Am Communications, Inc., a Florida corporation (the "Company"), acquired one hundred percent (100%) of all the issued and outstanding shares of common stock ("Common Stock") of Allmon Management Inc., a Delaware corporation ("Allmon"), from Gerald Ghini and Robert Hainey, together representing all of the shareholders of issued and outstanding common stock of Allmon, for $25,000 and 150,000 shares of $0.0001 par value common stock of the Company (the "Acquisition").
<P>
The Acquisition was approved by the Board of Directors and a majority of the shareholders of both Allmon and the Company on May 11, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended ("IRC").
<P>
Upon effectiveness of the Acquisition, pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission (the "Commission"), the Company elected to become the successor issuer to Allmon for reporting purposes under the Securities Exchange Act of 1934 (the "Act") and elects to report under the Act effective May 11, 2000.
<P>
As of the effective date of the Acquisition Agreement, Allmon shall assume the name of the Company. The Company's officers and directors will become the officers and directors of Allmon. As of the Effective Date, Mr. Ghini shall have resigned as an officer and director of Allmon.
<P>
No subsequent changes in the officers, directors and five percent shareholders of the Company are presently known. The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at May 11, 2000 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) by all directors and executive officers of the Company as a group, prior to and upon completion of this Offering. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.
<P>

                 NAME OF              SHARES OF
TITLE OF CLASS   BENEFICIAL OWNER     COMMON STOCK     PERCENT OF CLASS
-------------------------------------------------------------------------
Common           James H. Alexander   18,000,000             29.12%
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                 Paul M. Labarile     18,000,000             29.12%
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                 Richard M. Muller         -0-                   0%
<P>
                 W.C. Entertainment   12,000,000             19.41%
                 & Promotions, Inc. (a)
<P>
DIRECTORS AND                         36,000,000             58.24%
OFFICERS AS A
GROUP (3)

<P>
(a) Robert Esposito, 2215 Highpointe Drive, Brandon, Florida 33511 is the beneficial owner of W.C. Entertainment
& Promotions, Inc.
<P>
The following is a biographical summary of the directors and officers of the Company:
<P>
James H. Alexander, 62, has been President and Chief
Executive Officer of World Am since February 18, 2000, the date that Isotec became a wholly owned subsidiary of World
Am.  Mr. Alexander was the founder of Isotec, Inc., a
company engaged in the design, manufacture and installation
of access control portals for the security markets involving weapons detection and asset protection, personnel and material, control for federal and state government, financial institutions, and business/commercial
applications. In 1992, he founded T.D.I., Inc. and has been its President since that time. Such company is engaged in sales and marketing of security products, consulting, fund raising, acquisition and mergers of established and start-up hi-technology firms. From 1992 through 1997, Mr. Alexander was General Manager and Chief Operating Officer of Zykronix, Inc., a company that designs and produces the world's smallest computers for the industrial and commercial
markets.  As Chief Operating Officer of such company from
1995 through 1997, he was responsible for restructure of the organization and all business activities of the company including Profit and Loss statements, production, sales and marketing, contracts, materials, finance and administration. During 1997 and 1998, Mr. Alexander also was the managing broker and a consultant to Lafayette Century 21 Agency-Corp. Relocation and Marketing located in Colorado and from
January 1993 to November 1995 was the director of corporate relocations for Moore and Company Relators located in Colorado. Mr. Alexander attended Rollins Colleges where he took courses leading to BSBA.
<P>
Paul M. Labarile, 53, has been Chief Technical Officer for World Am since February 18, 2000, the date that Isotec became a wholly owned subsidiary of World Am. Prior to such time he was the Chief Technical Officer of Isotec, Inc. a company engaged in the design, manufacture and installation of access control portals for the security markets involving weapons detection and asset protection, personnel and material, control for federal and state government, financial institutions, and business/commercial
applications. From 1997 through 1998, he was employed by Sytron Inc. where he assisted Sytron in its transfer upon acquisition of Campbell Engineering Co. by Sytron. From
1990 through 1997, Mr. Labarile was employed by Campbell Engineering Co. as the Executive Vice President of
Engineering responsible for design of commercial lines of Access Control Portals including low cost integrated interlocking weapons detector portals for financial institutions. He was also responsible for the design of hands free automatic sliding door portals with the "one step walking weight system." His other responsibilities were to analyze and define, design, develop, and engineer and implement solutions to security requirements for DOE, DOD, and Commercial accounts. Mr. Labarile received his A.A.
degree in Electronics from Diablo Valley College located in
Concord, California.
<P>
Richard M. Muller, 47, has been a Director of World Am since February 18, 2000, the date that Isotec became a wholly owned subsidiary of World Am. Since 1999, he has been the Vice President of Finance and Administration and a Director
of Isotec, Inc.   From 1986 to the present, he has served as
the attorney-in-fact of Denora Corporation based in Aruba.
Denora is a multi-national investment company.   He is
responsible for the organization and implementation of all fiscal and administrative activities. In addition, he serves as the manager of all domestic and foreign investment portfolios. In 1975 Mr. Muller received a Bachelor of
Science Degree in Business Administration from the
University of Colorado at Boulder.
The Directors named above will serve until the next annual meeting of the shareholders of the Company in the year 2001. Directors will be elected for one-year terms at each annual shareholder's meeting. Officers hold their positions at the appointment of the Board of Directors.
<P>
ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS
<P>
Pursuant to the Acquisition Agreement, the Company acquired one hundred percent (100%) of the issued and outstanding shares of common stock (Common Stock) of Allmon from Gerald Ghini and Robert Hainey, together representing all of the shareholders of issued and outstanding Common Stock of
Allmon, for $25,000 and 150,000 shares of $0.0001 par value common stock of the Company. In evaluating the Acquisition, Allmon used criteria such as the value of the Company's business relationships, goodwill, the Company's ability to compete in the security and automated passage control industry, the Company's current and anticipated business operations, and the background of the Company's officers and directors in the security industry. No material relationship exists between the selling shareholders of
Allmon or any of its affiliates, any director or officer, or any associate of any such director or officer of Allmon and the Company. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Allmon and the Company in an arm's-length transaction. The consideration paid derived from the Company's cash on hand and treasury stock.
<P>
World Am, through its wholly owned subsidiary, Isotec, Inc. has developed and is in the process of developing innovative systems and operations that will allow the Company to establish itself as a leader in the field of Security and Automated Passage Control.
<P>
Over the past twenty years systems have evolved from simple metal detection devices to sophisticated "man trap" systems employing state-of-the-art electronics and detection devices. In recent years the demand for such devices has escalated as the instances of international and urban terrorism increases. Today, demand for Automated Passage Control equipment transcends the past traditional users,
i.e., hi-security Governmental and military installations,
to include Banks, Industrial complexes, laboratories, airports, schools and retail establishments. The state-of-the-art in weapons design and drastic reduction in the package size of such devices has also created a very large international market for this equipment, especially in third world countries with a history of political unrest.
<P>
Isotec has assembled a team of senior technical, sales/marketing and business personnel, possessing years of design and manufacturing experience in the security field, to provide the vision and hands-on direction. The technical personnel have been engaged in the design and manufacture of Automated Passage Control devices for twenty years and bring to Isotec fully completed, state-of-the-art designs for today's applications, and a technical credibility and level of personnel excellence in the Dealer/Commercial and Governmental marketplaces. The products developed contain innovative, modular concepts not heretofore offered by the industry. New products under development include embedded,
PC based controllers capable of remote diagnostics, optical turnstiles and digital occupancy sensors.
<P>
Isotec has established a dynamic, fast response, development and manufacturing organization providing leading edge, quality, security products, standard and customized systems, through its dealer (installer) network to commercial organizations, to OEM customers, and Governmental and
Defense agencies.
<P>
The Company
-----------
<P>
World Am is a Florida Corporation founded in 1994
which, through its wholly owned subsidiary, Isotec, Inc., develops, manufactures and distributes Automated Passage Control and security devices. The Company has been aided in its endeavors by alliances with several product developers, sales representatives and dealers, and manufacturers and suppliers. This business was commenced in February 2000 after the Company undertook a stock purchase agreement with amongst others, the principals of Isotec, Incorporated, specifically James H. Alexander and Paul M. Labarile.
Isotec became the Company's wholly owned subsidiary.
Shortly thereafter in April 2000 Isotec acquired all the assets of Technology Development International ("TDI") (Mr. Alexander was the sole owner of TDI and did not receive any compensation for this transaction, a sales and marketing company representing 23 products in the security industry. Such products complement Isotec's products.
<P>
Key to the Company's growth and success is the reputation in the industry of its experienced technical personnel, its management and marketing expertise, comprising a team devoted to the goal of achieving an industry position
wherein World Am is acknowledged for the excellence and quality of its leading edge products. This team consists of experienced engineers, business, marketing and manufacturing personnel, Sale Representatives and National Dealers (under executed agreements).
<P>
Prior Business
------------------
<P>
The Company, under the name Bedroc's of Brandon, Inc., formerly operated a family restaurant located in Brandon, Florida commencing operations in January 1995. On January
3, 1996, the restaurant closed for major renovations related to the changing of the theme of the restaurant. The Company completed renovations in July 1997 and reopened in August
1997 as the Garden Grille. In March 1998 the Company discontinued the restaurant operations (its only business segment) and proceeded to write-off the net book value of the restaurant property and equipment. Later that year, Robert Esposito joined the Company in September 1998, it changed its name to World Am Communications, Inc. and commenced operations as a company that provided analog and digital cellular services in West Central Florida and provided digital and alphanumeric paging services under
resale contracts.  This business plan was unsuccessful and
the Company had no operations until the Isotec Stock
Purchase  Agreement was consummated in February 2000.
<P>
Services and Products
---------------------
<P>
The Company's business direction currently falls into five
(5) categories;  1)  Design and manufacture of a standard
line of Automated Passage Control (APC) systems for commercial, retail and government use; 2) OEM manufacturing;  3)  Customization/modification of APC
systems per customer specifications; 4) Development of security devices for APC; and 5) Sales, Marketing and Distribution of products including Metorex metal detectors, Axcess and Prism asset tracking devices and digital video products, RFID smart tags and labels, TSA nuclear measurement detection devices, Securetec miniature cameras, and Mark Solutions pre-fabrication prison cells.
<P>
Product Manufacturing
---------------------
<P>
The Company performs the fabrication, assembly and test of
the products in its own leased facilities. It has the experienced mechanical and electronic personnel and production equipment available to perform the manufacturing
required.
<P>
New Product Development
-----------------------
<P>
The Company has identified several product enhancement items as well as new passage control products which are under development or will be within the next six months. The
Company has formed a relationship with a designer and manufacturer of a business card sized embedded PC, to design and manufacture an embedded 586 controller for its standard line of products. In addition, at the request of a government lab, it will design a line of optical turnstiles for both commercial and government sales. Lastly, the
Company is in the process of designing a proprietary, patentable, digital video occupancy sensor which will replace cumbersome and expensive weight sensing systems currently employed in the industry today.
<P>
Custom Products
---------------
<P>
Many dealers and their customers, as well as government agencies, have a specialized project in mind requiring non-standard components and architectural considerations. Such projects are relatively common and require little or no customer paid non-recurring engineering costs due to the modular characteristics of the standard design.
<P>
Sales, Marketing, Distribution and Installation
-----------------------------------------------
<P>
Perhaps one of the primary strengths in the Company's positioning is that all products developed are sold commercially through a national dealer network, professionals in the field of applications engineering in
the security field. Sales to the government are handled, in most cases, directly by the Company or its sales representatives. World Am equipment is modular in design and is shipped disassembled for installation in the field.
All systems, commercial and retail, are extremely portable
and can be readily disassembled for installation in other
locations.
<P>
Isotec has designed systems installed at the following
locations:
<P>
     Department of Energy
     --------------------
          Lawrence Livermore National Laboratories
          Pantex Plant
          Savannah River Project
          Rocky Flats Plant
          EG & G
          Sandia National Laboratories
          Los Alamos National Laboratories
     U.S. Air Force
     --------------
          Cape Canaveral AFB
          Vandenberg AFB
          Falcon AFB
          Ellsworth AFB
          Kirtland AFB
          Minot AFB
     Aerospace
     ----------
          Rockwell International
          Boeing
          Ford Aerospace
          General Electric
          Harris Corporation
     Commercial
     ----------
          John Hancock Insurance
          Mellon Bank
          Household Credit Union
          Business Bank
          Wells Fargo Bank
          Albertson's Credit Union
          Arundel Federal Savings
<P>
Product Quality and Customer Service
------------------------------------
<P>
The Company's goal is to become the leader in the design and manufacture of quality built Passage Control devices through the use of approved material and finish suppliers and the use of in house quality standards and procedures. The
Company will take a pro-active approach to customer needs
and satisfaction through continued contact, problem resolution, product improvement, innovative features and cost reduction efforts.
<P>
Product Description
--------------------
<P>
WEAPONS CONTROL SYSTEMS - These systems are fabricated as
one or two lane structures with interlocking doors designed
to prevent weapons from entering a facility. They
incorporate a high strength tubular aluminum structure with heavy-duty narrow stile doors and closer hardware. Magnetic locks, sensors, display(s) and control electronics are incorporated to monitor all interlock functions while a variety of metal detectors can be used to scan for weapons. Ballistic panels up to Level III can be installed in these structures providing a deterrent as required by the customer. Site specific applications employing modular
designs and various construction materials, i.e. laminated
oak and ballistic fiberglass, to match architectural requirements are available. This product is used for any application requiring weapons monitoring.
<P>
PASSAGE CONTROL SYSTEMS - These systems are fabricated as
two door bi-directional structures with interlocking doors designed to prevent unauthorized individuals from entering a facility. These systems incorporate a high strength tubular aluminum structure with heavy-duty narrow stile doors and closer hardware. Locks, sensors, displays and control electronics are incorporated to monitor all interlock functions while a variety of card readers, keypads and or biometric devices can be installed to identify the occupant before passage. This system also has the advantage of incorporating a occupancy weight system thereby allowing one person to pass at a time. This product can be used in any high security applications requiring personnel monitoring.
<P>
ASSET PROTECTION SYSTEMS - These systems are fabricated as single door passage monitors with two door bi-directional structures with interlocking systems designed to prevent unauthorized assets from entering or leaving a facility.
These systems incorporate a high strength tubular aluminum structure with heavy-duty narrow stile doors and closer hardware. Locks, sensors, displays and control electronics are incorporated to monitor all interlock functions. This system is best suited for applications requiring control of company assets.
<P>
PASSAGE MONITORS - Passage Monitors are designed to replace the standard door trim providing a directional I/R Light Curtain to sense the direction of personnel passing through it. These monitors work as a low cost occupancy detection device and can be connected to existing card readers, keypads and or biometric devices to unlock doors and provide a method of passage monitoring. Two Passage Monitors can be connected together to provide a complete interlock system. These devices can be used where light to moderate access control is required.
<P>
PEDESTRIAN TRAFFIC MONITORS - Pedestrian Traffic Monitors, also known as electronic turnstiles, provide directional control of personnel passing into and out of a facility.
This device can be used as a stand-alone indicator or be coupled to a card access system. A number of features are built into this product, which allow remote monitoring and control. These devices can be used anywhere light access control is required.
<P>
PEDESTRIAN COUNTERS - An inexpensive method of keeping track of the number of individuals passing through your doors can be accomplished with the ISOTEC Pedestrian Counter. These counters can monitor standard 3-6 wide openings or optional 20-30 foot openings. Every system has a seven-character display with key lock reset.
<P>
DIGITAL OCCUPANCY & ACCESS CONTROL SENSOR SYSTEM - This device is a ceiling mounted occupancy recognition and control system designed for any application requiring occupancy detection, anti-tailgating and object detection. When calibrated to the area installed this device will recognize one or more people passing through a given area and or zone. The unique software will also recognize and
alarm if a package is left behind. These devices features
user programmable functions such as room size calibration, multi-user entry and exit and alarm functions associated with passage tampering, parcel drops and approach sensing. This device will also send to a video monitor, in case of an alarm, a visual of the occupant zone. This device will be available by the middle of the year 2000.
<P>
SITE SPECIFIC DESIGNS FOR ANY APPLICATION - No standard application can solve everyone's security needs. ISOTEC provides solutions for most any passage control situation. Simply making a phone call can access our many years of high and medium security knowledge.
<P>
GENERAL PURPOSE WALK-THROUGH METAL DETECTORS - These uniform sensitivity walk-through metal detectors are perfect for any general-purpose application requiring detection of metal objects regardless of orientation. They are equipped with a patented cross-pulsed magnetic field detection system to provide good security plus optimum traffic flow.
Applications include Airports, Banks, Public Buildings, Industry, Hospitals, and Casinos.
<P>
HIGH SENSITIVITY WALK-THROUGH METAL DETECTORS - These narrow passage, high sensitivity systems are used where both ferrous and non-ferrous materials are to be detected, such
as small knives, razor blades, items made from precious
metals and computer chips. Applications include Prisons, computer chip manufacturers, manufacturers of precious metals, and Mints.
<P>
HIGH DISCRIMINATION WALK-THROUGH METAL DETECTORS - With less than a 5% faults alarm rate, in favorable conditions, these metal detectors are one of the most popular. They are equipped with a patented cross-pulsed magnetic field
detection system and improved interference rejection to provide a high discrimination of objects passing through it. Applications include Airports, Banks, Public Buildings, Prisons, Industry, Stadiums, Hospitals, Power Plants, Hotels and Casinos.
<P>
MULTI-ZONE WALK-THROUGH METAL DETECTORS - The multi-zone
walk through metal detector is like having eight individual high discrimination metal detectors in one package. Each zone can be individually programmed with it's own
sensitivity. Any weapon detected is displayed on a light bar
at the point where the object was detected.   Applications
include Airports, Banks, Public Buildings, Prisons,
Industry, Stadiums, Hospitals, Power Plants, Hotels and
Casinos.
<P>
HAND HELD METAL DETECTORS - Mobile personnel screening can
be accomplished through the use of a lightweight, battery powered and highly sensitive hand held metal detector.
Popular for any application requiring mobile personnel
screening.
<P>
SECURITY MONITORING SOFTWARE - A PC based control system,
for Windows 95/98/NT, is available to connect multiple metal detectors together to provide a remote network for monitoring and adjustment of all Metor walk-through metal detectors. This product can be used with any of the above applications where multiple systems are required.
<P>
DIGITAL COMPRESSION MODULE - Prism offers several models of digital compression modules for the transmission of live audio and video signals over a standard telephone line. A unique feature of these modules is their patented digital compression technology (CODEC). Other features depending on model include analog or digital transmissions, pan/tilt/zoom and multiplex.
<P>
DIGITAL VIDEO CAMERA - This CCD digital video camera has
been designed for TCP/IP addressable networks. It features full-time standard video output that interfaces to existing CCTV equipment, providing local output for recording to a
VCR, displaying on video monitors, and matrix switches.
<P>
DIGITAL NETWORK SOFTWARE - Prism offers full featured, fully functional Windows based software packages for desktop or laptop computers. With these software programs any PC can be used as a video receiver. This software supports live digital audio and video over standard telephone lines, cellular phone communication and is Internet compatible. Features include optimizing of system images, frame size, or frame rate, along with the ability to operate pan/tilt/zoom camera control. This software also supports multiple black and white, color or infrared cameras, and four levels of
operator security.   Applications include central station
monitoring, covert surveillance, digital video recording, remote access control, remote facility management, video alarm verification, and video guard tour check.
<P>
LONG RANGE PROXIMITY READER - These readers can be mounted anywhere within 80 feet of the antenna assembly. Several communication formats are available. Their transmit range depends on the antenna selected which can be set up to 30 feet.
<P>
HIGH PERFORMANCE LONG RANGE ACTIVE TAGS - Axcess provides a high performance active RFID tag suitable for a wide variety of applications. These tags come in three forms: Vehicle, Personnel and Asset. Operating range is typically 30 feet. Each tag can be read in a variety of positions or orientations with respect to the reader antenna. Tags
transmit data at a rate of up to 1K bits per second for high speed performance and reliability.
<P>
PROXIMITY ANTENNAS - Axcess provides several standard
antennas each with it's own Automatic Tuning Unit (ATU).
These antennas can be placed in walls, in door ways and in
roads and streets.   They can be custom built to suite most
any application. Antennas can be designed and built to fit site specific applications. Check with the factory for details.
<P>
RESOURCE MANAGEMENT SOFTWARE- This software package provides the following capabilities: Tag monitoring - detects tags at system readers and creates a tag transaction history database. This software package also provides the ability to lock and unlock doors based on tag detection with time and zone restrictions. A functional linkage can then be made to link employee tags and assets
<P>
PROXIMITY READERS - RFID offers a number of inexpensive reader/writers for non-demanding general identification needs based 125Khz technology. Readers are available in a variety of packages for most any application. They have read ranges of 1 foot to 30 feet and can be customized for site specific applications including asset tracking and control of equipment and personnel.
<P>
PROXIMITY TAGS - RFID offers a number of tag technologies from 13.56Mhz to 125Khz. The 13.56 Mhz tags are the least expensive tags on the market employing a variety of read ranges and sizes with Read Only or Read/Write capabilities.
<P>
ELECTRONIC LOCKS - This U.L tested and listed product replaces most combination locks for a quick and easy access to a safe. Lock combinations can be changed without the aid of a locksmith allowing the user to change codes at random. Wilson Safe provides these locks as an option on any of their listed safes.
<P>
DEPOSIT SAFES FOR CASH CONTROL - These solid steel "B" rated safes are designed to allow quick deposits without actual access inside the safe. Although instant protection against hold-ups or burglary, these safes are not recommended for overnight storage of cash.
<P>
DATA SAFES FOR COMPUTER MEDIA - These safes are specifically design to protect digital files that might otherwise be lost in a standard fire safe. These safes have been tested at 1,832 degrees Fahrenheit for one hour yet kept the internal temperature to less than 125 degrees Fahrenheit and 85% humidity.
<P>
FIRE SAFES - These safes are designed to protect documents and valuables for one hour on small safes and two hours on the larger safes. These one and two hour safes combine the "B" rate burglary resistance with excellent fire resistance with internal temperatures kept below 350 degrees
Fahrenheit.
<P>
"B"&"C" RATED SECURITY CHESTS - Available in a variety of sizes these safes are a good choice for the security of cash and valuables for Home and Business. These safes are constructed of solid steel for excellent protection against forced entry. The "B" rate safe have 1/2" steel doors and 1/4" body. The "C" rate has a full 1" door and 1/2" body for additional protection.
<P>
GAMMA PORTAL MONITORS - These monitors are designed to automatically scan for special nuclear materials on personnel passing though it. They are intended for applications where relatively low energy emissions from U235 and Pu239 are the main concern. These monitors are used in uranium enrichment plants, weapons manufacturing plants, weapons storage sites, nuclear laboratories and nuclear waste disposal and storage sites.
<P>
GAMMA WASTE MONITORS - These monitors are design to automatically scan for special nuclear materials on personnel passing though it. They are intended for applications where relatively low energy emissions from U235 and Pu239 are the main concern. These monitors are used in uranium enrichment plants, weapons manufacturing plants, weapons storage sites, nuclear laboratories and nuclear waste disposal and storage sites.
<P>
HAND-HELD GAMMA MONITORS - These hand-held monitors are design to locate radioactive sources and to measure their intensity in the field. They are suitable for hand-held vehicular and pedestrian monitoring.
<P>
Competition. The Company will be the strongest competitor in its niche by identifying and utilizing in a timely manner the best, proven technology in the industry. It will be positioned to quickly analyze and be prepared to invest in attractive projects that meet its financial criteria. The Company will differentiate itself by consistently selecting and investing in projects that produce attractive returns at a reasonable investment level. Availability of high quality project data, production infrastructure and environmental safeguards will be major factors when grading investment opportunities. Risk management will be a major factor in all of our business decisions.
<P>
MANAGEMENT COMPENSATION. The following table sets forth the annualized base salary that indicates that the compensation for our executive officers and directors has not exceeded $100,000 on an annualized basis. We reimburse our officers and directors for any reasonable out-of-pocket expenses incurred on our behalf.
<P>

                 SUMMARY COMPENSATION TABLE    LONG-TERM COMPENSATION
                                                             -------------------------
                                        ANNUAL COMPENSATION  RESTRICTED     SECURITIES
NAME AND PRINCIPAL                                           STOCK          UNDERLYING
POSITION                                 YEAR      SALARY($) AWARDS         OPTIONS
--------------------------------     ----------   ---------- ----------     ------------
None

RISK FACTORS
<P>
LIMITED OPERATING HISTORY: Although the Company was founded in 1994 and its prior business plan failed, its present business plan is newly-organized, in its initial stages of development, and lacks a substantial prior operating history. The Company's prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in early stages of development. Such risks include, but are not limited to, an evolving and unproven business model and the management of growth. To address these risks, the Company must, among other things, maintain and significantly increase its customer base, implement and successfully execute its business and marketing strategy, respond to competitive developments, and attract, retain and motivate qualified personnel.
<P>
There is no assurance that the Company's business strategy will be successful, or that additional capital will not be required to continue business operations.
<P>
As of May 15, 2000, the Company had limited working capital. The Company has limited material tangible assets. To date, the Company has not created any revenues and, as a result of the significant expenditures that the Company plans to make in sales and marketing, research and development and general and administrative activities over the near term, the Company expects that it will continue to incur significant operating losses and negative cash flows from operations on both a quarterly and annual basis for the foreseeable future. For these and other reasons, there can be no assurance that the Company will ever achieve or be able to sustain profitability.
<P>
DEPENDENCE ON KEY MANAGEMENT. The Company is highly dependent on the services of James H. Alexander, Chief Executive Officer and President and Paul M. Labarile, Chief Technical Officer. The loss of their services could have a materially adverse impact on the Company. The Company does not currently maintain any key-man life insurance policy with respect to any of these key management personnel.
<P>
POSSIBLE DIFFICULTY IN RAISING ADDITIONAL EQUITY CAPITAL. There is no assurance that the Company will be able to raise equity capital in an amount which is sufficient to continue operations. In the event the Company requires financing, the Company will seek such financing through bank borrowing, debt or equity financing, corporate partnerships or otherwise. There can be no assurance that such financing will be available to the Company on acceptable terms, if at all. The Company does not presently have a credit line available with any lending institution. Any additional equity financing may involve the sale of additional shares of the Company's Common Stock or Preferred Stock on terms that have not yet been established.
<P>
RISKS OF RAPID GROWTH. The Company anticipates a period of rapid growth, which may place strains upon the Company's management and operational resources. The Company's ability to manage growth effectively will require the Company to integrate successfully its business and administrative operations into one dynamic management structure.
<P>
POSSIBLE ISSUANCE OF ADDITIONAL SHARES. The Company has authorized 125,000,000 shares of Common Stock. The Company presently has outstanding 61,807,049 shares of Common Stock, the only class of stock of the Company for which shares have been previously issued. As of the Effective Date of the Acquisition Agreement, the Company will have authorized, but un-issued, 63,192,951 shares of Common Stock which are available for future issuance. The Company may issue shares of Common Stock beyond those already issued for cash, services, or as further employee incentives. To the extent that additional shares of Common Stock or Preferred Stock are issued, the percentage of the Company's issued and outstanding shares of stock shall be increased and the issuance may cause dilution in the book value per share.
<P>
DIVIDENDS NOT LIKELY. No dividends on the Company's Common Stock have been declared or paid by the Company to date. The Company does not presently intend to pay dividends on shares for the foreseeable future, but intends to retain all earnings, if any, for use in the Company's business. There can be no assurance that dividends will ever be paid on the Common Stock of the Company.
<P>
RISKS ASSOCIATED WITH NEW PRODUCTS AND NEW MARKETS. The business of developing, manufacturing and distributing Automated Passage Control and security devices is characterized by rapid technological changes, changing customer requirements, frequent service and product enhancements and introductions, and emerging industry standards. The introduction of services or products embodying new technologies and the emergence of new industry standards can render existing services or products obsolete and unmarketable. The Company's future success will depend, in part, on its ability to develop and use new technologies, respond to technological advances, enhance its existing services and products and, develop new services and products on a timely and cost-effective basis. There can be no assurance that the Company will be successful in effectively developing or using new technologies, responding to technological advances or developing, introducing or marketing service and product enhancements or new services and products. In addition, the Company may enter into new markets in connection with enhancing its existing services and products and developing new services and products. There can be no assurance that the Company will be successful in pursuing new opportunities or will compete successfully in any new markets.
<P>
SUBSTANTIAL COMPETITION. A number of the Company's competitors have significantly greater financial, technical, administrative, manufacturing, marketing and other resources than the Company. Some of the our competitors also offer a wider range of services and products than us and have greater name recognition and more extensive customer bases than we do. These competitors may be able to respond more quickly to new or changing opportunities and technologies than we can. Moreover, current and potential competitors have established or may establish cooperative relationships among themselves or with third parties or may consolidate to enhance their services and products. We expect that new competitors or alliances among competitors will emerge and may acquire significant market share.
<P>
The Company must overcome significant barriers to enter into the business of developing, manufacturing and distributing Automated Passage Control and security devices as a result of its limited operating history. Many of its competitors have substantially greater financial, technical, managerial and marketing resources, longer operating histories and greater name recognition. Such competitors may be able to devote more resources to developing and manufacturing security devices than our Company. There can be no assurance that the Company will be able to compete effectively with current or future competitors or that the competitive pressures faced by the Company will not have a material adverse effect on the Company's business, financial condition and operating results.
<P>
RISKS ASSOCIATED WITH STRATEGIC ACQUISITIONS AND RELATIONSHIPS. The Company has pursued and may in the future pursue strategic acquisitions of complimentary businesses and technologies. Acquisitions entail numerous risks, including difficulties in the assimilation of acquired operations and products, diversion of management's attention to other business concerns, amortization of acquired intangible assets, and potential loss of key employees of acquired companies. There can be no assurance that the Company will be able to integrate successfully any operations, personnel, services or products that might be acquired in the future or that any acquisition will enhance the Company's business, financial condition or operating results.
<P>
ITEM 3. BANKRUPTCY OR RECEIVERSHIP
-----------------------------------
<P>
No court or governmental agency has assumed jurisdiction over any substantial part of the Company's business or assets.
<P>
ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------------------------------------------------------
<P>
Guida & Jimenez, P.A. prepared the Company's audited financial statements for the fiscal year ended June 30, 1998. Michael Johnson & Co., LLC prepared the Company's audited financial statements for the fiscal year ended June 30, 1999 and the six month period ended December 31, 1999. Finally, Michael Johnson & Co., LLC prepared the Company's reviewed financial statements for the quarter ended March 31, 2000 and unaudited pro forma combined condensed financial statements contained herein. Michael Johnson & Co., LLC was retained as the Company's new accountants upon the finalization of the Isotec transaction described herein.
<P>
ITEM 5. OTHER EVENTS
--------------------
<P>
SUCCESSOR ISSUER ELECTION. Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company elected to become the successor issuer to Allmon Management Inc. for reporting purposes under the Securities Exchange Act of 1934 and elects to report under the Act effective May 11, 2000.
<P>
ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------
<P>
No directors have resigned due to a disagreement with the Company since the date of the last annual meeting of shareholders. Robert Esposito, formerly the sole director and sole officer of the Company, resigned his position as an officer and director of the Company upon the finalization of the Isotec transaction described hereinabove.
<P>
ITEM 7. FINANCIAL STATEMENTS
----------------------------
<P>
The audited consolidated financial statements for the year ending June 30, 1999, the year ending June 30, 1998, the audited consolidated financial statements for the six month period ending December 31, 1999 and the reviewed financial statements for the quarter ending March 31, 2000 are filed herewith. We have also included the unaudited pro forma combined financial statements for the quarter ending March 31, 2000.
<P>
ITEM 8. CHANGE IN FISCAL YEAR
------------------------------
<P>
There has been no change in the Company's fiscal year.
<P>
            WORLD-AM COMMUNICATIONS, INC.
<P>
    UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
<P>
         FOR THE PERIOD ENDED MARCH 31, 2000
<P>
       PRO FORMA COMBINED CONDENSED FINANCIAL DATA
<P>
To the Board of Directors
World-Am Communications
Brandon, FL
<P>
The Unaudited Pro Forma Combined Statement of Operations of the Company for the three-month period ended March 31, 2000 (the "Pro Forma Statements of Operations") and the Unaudited Pro Forma Combined Balance Sheet of the Company as of March 31, 2000, have been prepared to illustrate the estimated effect of the Allmon Management, Inc Transactions. The Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the period presented, or which may be obtained in the future. The pro forma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The Pro Forma Financial Statements should be read in conjunction with the separate historical consolidated financial statements of World-Am
Communications and Allmon Management, Inc. and the notes thereto.
<P>
A preliminary allocation of the purchase price has been made to major categories of assets and liabilities in the accompanying Pro Forma Financial Statements based on available information. The actual allocation of purchase price and the resulting effect on income from operations may differ significantly from the pro forma amounts included herein. These pro forma adjustments represent the Company's preliminary determination of purchase accounting adjustments and are based upon available information and certain assumptions that the Company believes to be reasonable. Consequently, the amounts reflected in the Pro Forma Financials Statements are subject to change, and the final amounts may differ substantially.
<P>
Denver, Colorado
May 12, 2000
<P>
         WORLD AM COMMUNICATIONS, INC.
          UNAUDITED PRO FORMA COMBINED
             BALANCE SHEET

                                     World-Am          Allmon
                                     Communications    Management
                                     March 31,         March31,    Pro Forma   Pro Forma
                                       2000             2000       Adjustments  Combined
                                    -----------------------------------------------------
ASSETS
<P>
Cash and cash equivalents              $18,992          $0           $0       $18,992
Accounts receivable                     39,548           0            0        39,548
Inventory                               22,012           0            0        22,012
                                    -----------------------------------------------------
  Total Current assets                  80,552           0            0        80,552
                                    -----------------------------------------------------
Equipment and furniture, net             4,172           0            0         4,172
Organization costs                      10,577         210         (210)       10,577
Acquisition of subsidiary                  150           0                        150
                                    -----------------------------------------------------
   TOTAL ASSETS                        $95,451        $210        $(210)      $95,451

=====================================================
LIABILITIES AND STOCKHOLDER'S EQUITY
<P>
Accounts payable - trade              $459,747          $0           $0      $459,747
Accrued liabilities                     14,771           0            0        14,771
Payroll taxes payable                   56,687           0            0        56,687
Notes payable                           23,250           0            0        23,250
                                    -----------------------------------------------------
  Total Current Liabilities            554,455           0            0       554,455
                                    -----------------------------------------------------
Capital stock                           61,557         210         (210)       61,557
Stock subscription receivable          (15,950)          0            0       (15,950)
Paid-in capital                      1,089,984           0            0     1,089,984
Retained earnings (deficit)         (1,594,595)          0            0    (1,594,595)
                                    -----------------------------------------------------
  Total Stockholders' equity          (459,004)          210         (210)   (459,004)
<P>
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY            $95,451                $210        $(210)   $95,451
                                ========================================================
<P>
      WORLD AM COMMUNICATIONS, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

                               World-Am              Allmon
                               Communications       Management
                               Three Month           Twenty Eight Day
                               Period Ended          Period Ended
                               March 31,             March 31,          Pro Forma
                                2000                   2000             Combined
                              -----------------------------------------------------------
Net Revenue                       $27,097                $0             $27,097
<P>
Cost of Goods Sold                  1,795                 0               1,795
                              -----------------------------------------------------------
Gross Profit                       25,302                 0              25,302
                              -----------------------------------------------------------
Sales and marketing                 3,453                 0               3,453
General and administrative         59,095                 0              59,095
Amortization of Acquired
 Intangible Assets                      0                 0                   0
                              -----------------------------------------------------------
Net Income (Loss) From
  Operations                     $(37,246)               $0            $(37,246)
                             ===========================================================
<P>
Per share data:
Loss per share                    $(0.001)                              $(0.001)
                             ===========================================================
<P>
Weighted average of
 shares outstanding            50,557,050                            50,607,050
                             ===========================================================

<P>
              WORLD-AM COMMUNICATIONS, INC.
<P>
Notes to the Unaudited Pro Forma Combined Statements of
Operations
<P>
On May 11, 2000, World-Am Communications, Inc and Allmon Management, Inc. agreed upon a plan of reorganization.
The agreement stated that World-Am would exchange 150,000 shares of stock for all of the common stock of Allmon Management, Inc.
<P>
The Allmon Acquisition was accounted for by the purchase method of accounting. Under the purchase method of accounting the total purchase price is allocated to intangible assets. The adjustments are to eliminate all intercompany transactions and retained deficit as a result of the Allmon Acquisition.
<P>
The accompanying pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations which would actually have been reported had the acquisition been in effect during the periods
presented, or which may be reported in the future.
<P>
The accompanying Pro Forma Condensed Combined Financial Statements should be read in conjunction with the historical financial statements and related notes thereto for World-Am Communications and Allmon Management, Inc.
<P>
            WORLD-AM COMMUNICATIONS, INC.
<P>
               FINANCIAL STATEMENTS
    FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2000
<P>
           World-Am Communications, Inc.
           Index to Financial Statements
<P>
Accountant's Review Report                         1
<P>
Balance Sheet                                      2
<P>
Statement of Operations                            3
<P>
Statement of Changes in Stockholders' Equity       4
<P>
Statement of Cash Flows                            5
<P>
Notes to Financial Statements                      6-9
<P>
             MICHAEL JOHNSON & CO., LLC
            Certified Public Accountants
          9175 East Kenyon Avenue, Suite 100
             Denver, Colorado 80237
<P>
             ACCOUNTANT'S REVIEW REPORT
<P>
To the Board of Directors
World-Am Communications, Inc.
Brandon, FL
<P>
We have reviewed the accompanying balance sheet of World-Am Communications, Inc. as of March 31, 2000, and the related statements of operations, cash flows, and changes in stockholders' equity for the three month period then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of World-Am Communications, Inc.
<P>
A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
<P>
Based on our review, we are not aware of any material modifications that should be made to the accompanying statements of operations, changes in stockholders equity, and cash flows in order for them to be in conformity with generally accepted accounting principles.
<P>
Denver, Colorado
May 12, 2000
<P>
        WORLD AM COMMUNICATIONS, INC.
              Balance Sheet
              March 31, 2000

ASSETS:
Current Assets:
  Cash                                         $18,992
  Accounts receivable                           39,548
  Inventory                                     22,012
                                              -----------
     Total Current Assets                       80,552
                                              -----------
Property and Equipment:
   Office equipment                              2,887
   Computers                                     1,285
                                              -----------
     Property and Equipment, net                 4,172
                                              -----------
Other Assets:
  Organization costs - net                         577
  Goodwill                                      10,000
                                              -----------
                                                10,577
                                              -----------
TOTAL ASSETS                                   $95,301
                                              ===========
<P>
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT):
<P>
Current Liabilities:
  Accounts payable                            $459,747
  Taxes payable                                 56,687
  Accrued expenses                              14,771
  Note payable                                  23,250
                                              ------------
   Total Current Liabilities                   554,455
                                              ------------
Stockholders' Equity (Deficit):
   Common stock, $.001 par value, 125,000,000
<P>
    shares authorized, 61,557,050, issued and
     outstanding                                61,557
  Share subscription receivable                (15,950)
  Additional paid-in capital                 1,089,834
  Retained deficit                          (1,594,595)
                                            -------------
Total Stockholders' Equity                    (459,154)
<P>
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIT)                              $95,301

<P>
             WORLD-AM COMMUNICATIONS, INC.
               Statement of Operations
       For the Three Month Period Ended March 31, 2000

REVENUES:                                           $27,097
<P>
COST OF GOODS SOLD                                    1,795
<P>
GROSS PROFIT                                         25,302
<P>
OPERATING EXPENSES:
  Sales and Marketing                                 3,453
  General and Administrative                         59,095
                                                   ----------
Total Operating Expenses                             62,548
                                                   ----------
Net Loss from Operations                           $(37,246)

==========
Weighted average number of
  shares outstanding                             50,557,050

============
Net Loss Per Share                                  $(0.001)
                                                 ===========
<P>

<P>
           WORLD AM COMMUNICATIONS, INC.
      STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT

                                         Additional  Stock
                    Common Stock         Paid-In    Subscription  Accumulated
                    Shares    Amount     Capital    Receivable    Deficit         Totals
                  -----------------------------------------------------------------------
Balance -
 June 30, 1998    28,557,050 $28,557     $1,015,884   $0          $(1,276,784) $(232,343)
<P>
Net loss for year          0       0              0    0              (84,229)   (84,229)
               --------------------------------------------------------------------------
Balance -
 June 30, 1999    28,557,050  28,557      1,015,884    0           (1,361,013)  (316,572)
               --------------------------------------------------------------------------
<P>
Net loss for six
 month period
 ended                     0       0              0    0             (137,696)  (137,696)
               ---------------------------------------------------------------------------
Balance -
December 31,1999  28,557,050  28,557      1,015,884    0           (1,498,709)  (454,268)
               ---------------------------------------------------------------------------
Stock issuance
 for subsidiary   30,326,250  30,326        (30,326)   0              (58,640)   (58,640)
Stock issuance
 for cash          2,673,750   2,674        104,276  (15,950)               0     91,000
Net loss for
three month period         0       0              0        0         (37,246)    (37,246)
               ---------------------------------------------------------------------------
Balance -
 March 31, 2000   61,557,050 $61,557     $1,089,834 $(15,950)     $(1,594,595) $(459,154)
               ---------------------------------------------------------------------------

<P>
       WORLD AM COMMUNICATIONS, INC.
         Statement of Cash Flows
  For the Three Month Period Ended march 31, 2000
             Indirect Method

Cash Flows From Operating Activities:
       Net (Loss)                                  $(37,246)
       Adjustments to reconcile net loss
        to net cash used in operating activities:
       Changes in assets and liabilities:
         (Increase) in accounts receivable          (12,020)
          Decrease in inventory                         657
         (Decrease) in accounts payable             (28,399)
          Increase in payroll liabilities             7,206
         (Decrease) in accrued expenses              (1,967)
                                                  ------------
                                                     (1,967)
                                                  ------------
     Net Cash Used in Operating Activities          (71,769)
                                                  ------------
<P>
     Cash Flow From Investing Activities:
       Purchase of equipment                           (587)
                                                  ------------
       Net Cash Provided By Investing Activities       (587)
                                                  ------------
     Cash Flow From Financing Activities:
       Issuance of common stock                      91,000
                                                  ------------
       Net Cash Provided By Financing Activities     91,000
                                                  ------------
     Increase in Cash                                18,644
<P>
     Cash and Cash Equivalents -
      Beginning of period                               348
<P>
     Cash and Cash Equivalents -
       End of period                                $18,992

============
<P>
     Supplemental Cash Flow Information:
       Interest paid                                     $0

============
       Taxes paid                                        $0

============

<P>
              World-Am Communications, Inc.
             Notes to Financial Statements
                    March 31, 2000
<P>
NOTE 1 - ORGANIZATION AND PRESENTATION:
--------------------------------------
<P>
World-Am Communications, Inc. (the Company) was incorporated in the state of Florida on July 1, 1994 under the name of Bedroc's of Brandon, Inc. The
Company changed its name to
World-Am Communications on September 16, 1998. The Company commenced operations in January 1995 as a family restaurant in Brandon, Florida. In September 1996, the restaurant closed for renovations and reopened in August 1997. In March 1998, the Company discontinued the restaurant operations (its only business segment) and wrote-off the net book value of the restaurant property and equipment.
<P>
The Company's fiscal year end is December 31.
<P>
Basis of Accounting:
<P>
These financial statements are presented on the accrual method of accounting in accordance with generally accepted accounting principles. Significant principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position and cash flows, are summarized below:
<P>
Revenue Recognition
<P>
Product Sales are sales of on-line products and specialty items. Revenue is recognized at the time of sale.
<P>
Cash and Cash Equivalents
<P>
The Company considers all highly liquid debt instruments, purchased with an original maturity of three months or less, to be cash equivalents.
<P>
Property and Equipment
Property and equipment is stated at cost. The cost of ordinary maintenance and repairs is charged to operations while renewals and replacements are capitalized. Depreciation is computed on the straight-line method over the following estimated useful lives:
<P>
          Manufacturing Equipment             5 years
          Furniture & Equipment               5 years
<P>
Income Taxes:
<P>
The Company accounts for income taxes under SFAS No. 109, which requires the asset and liability approach to accounting for income taxes. Under this method, deferred tax assets and liabilities are measured based on differences between financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.
<P>
Use of Estimates:
<P>
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
<P>
             World-Am Communications, Inc.
             Notes to Financial Statements
                   March 31, 2000
<P>
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        (Continued):
----------------------------------------------------
<P>
Inventories
<P>
Inventories are stated at cost, which is not in excess of market determined using the first-in, first-out (FIFO) method. Inventory consist of raw materials only.
<P>
Net earning (loss) per share
<P>
Net income per share has been computed by dividing the weighted average number of common shares and equivalents outstanding.
<P>
Fair Value of Financial Instruments
<P>
The carrying amount of cash, accounts receivable, accounts payable and accrued expenses are considered to be representative of their respective fair values because of the short-term nature of these financial instruments. The carrying amount of the notes payable are reasonable estimates of fair value as the loans bear interest based on market rates currently available for debt with similar terms.
<P>
Goodwill
<P>
Goodwill, which represents the excess of the purchase price over the fair value of net assets acquired, is amortized on a straight-line basis over the expected periods to be benefitted. The Company assesses the recoverability of goodwill periodically by determining whether the amortization of goodwill balance over its remaining life can be recovered through projected undiscounted cash flows. The amount of goodwill impairment, if any, is charged to operations in the period in which goodwill impairment is determined by management. There was no amortization of goodwill for the period ended March 31, 2000.
<P>
NOTE 2   NOTE PAYABLE:
-----------------------
<P>
Note payable consist of one unsecured note payable of $23,250 , payable to an individual, due on demand, with interest at 8%.
<P>
NOTE 3   COMMITMENTS AND CONTINGENCIES:
--------------------------------------
<P>
Lease Commitments
<P>
As of June 30, 1998, the Company was in default on the rental operating lease. Amounts accrued through this date totaled $39,000. Because of this default situation, the Company has surrendered possession of the premises in expectation of the landlord lessor terminating the lease. Moreover, since the Company has ceased restaurant operations, it is the opinion of management that the landlord lessor will likely seek an amount due which is not expected to exceed the accrued
<P>
Tax Contingencies
<P>
The Company has not filed monthly sales tax returns with the Department of Revenue, State of Florida, and payroll tax returns for many fiscal periods. Accordingly, interest and penalties have been accrued. The estimated balance is $37,044.
<P>
             World-Am Communications, Inc.
<P>
                Financial Statements
           For the Year Ended June 30, 1999
     and the Six Month Period Ended December 31, 1999
<P>
            World-Am Communications, Inc.
           Index to Financial Statements
<P>
Report of Independent Auditor's                     1
<P>
Balance Sheet                                       2
<P>
Statement of Operations                             3
<P>
Statement of Changes in Stockholders' Equity        4
<P>
Statement of Cash Flows                             5
<P>
Notes to Financial Statements                       6-10
<P>
            MICHAEL JOHNSON & CO., LLC
            Certified Public Accountants
          9175 East Kenyon Avenue, Suite 100
             Denver, Colorado 80237
<P>
            INDEPENDENT AUDITOR'S REPORT
<P>
To the Board of Directors
World-Am Communications, Inc.
Brandon, FL
<P>
We have audited the accompanying balance sheets of World-Am Communications, Inc.as of December 31, 1999, and June 30, 1999, and the related statements of operations, cash flows, and changes in stockholders' equity for the year then ended June 30, 1999 and the six month period then ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.
<P>
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
<P>
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial positions of World-Am Communications, Inc. at December 31, 1999 and June 30, 1999, and the results of its operations and its cash flows for the year then end June 30, 1999 and the six month period then ended December 31, 1999, in conformity with generally accepted accounting principles.
<P>
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 4 to the financial statements, conditions exist which raise substantial doubt about the Company's ability to continue as a going concern unless it is able to generate sufficient cash flows to meet its obligations and sustain its operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
<P>
/s/ Michael Johnson & Co., LLC
------------------------------
Denver, Colorado
May 10, 2000
<P>
            WORLD AM COMMUNICATIONS, INC.
                   Balance Sheets

                                              December 31,          June 30,
                                                 1999                 1999
                                             -------------------------------------
ASSETS:
Current Assets:
  Cash                                                 $0                $0
  Prepaid expense and deposits                          0                 0
                                             -------------------------------------
     Total Current Assets                               0
             0
<P>
Other Assets
  Organization costs - net                            577             1,155
  Goodwill                                         10,000             10,000
                                             --------------------------------------
     Total Other Assets                            10,577            11,155
                                             --------------------------------------
TOTAL ASSETS                                      $10,577           $11,155

======================================
LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
  Accounts payable                                $421,301         $284,183
  Accrued rent                                       6,500            6,500
  Taxes payable                                     37,044           37,044
                                              ---------------------------------------
    Total Current Liabilities                      464,845          327,727
                                              ---------------------------------------
Stockholders' Deficit:
  Common stock, $.0001 par value; 500,000,000
    shares authorized, 114,228,200 shares
    issued and outstanding, respectively            11,423           11,423
  Preferred stock, $.0001 par value, 80,000,000 shares
    authorized, none issued and outstanding              0                0
  Additional paid-in capital                     1,033,018        1,033,018
  Accumulated deficit                           (1,498,709)      (1,361,013)
                                               --------------------------------------
    Total Stockholders' Deficit                   (454,268)        (316,572)
                                               --------------------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT        $10,577          $11,155
                                              ======================================

<P>
              WORLD AM COMMUNICATIONS, INC.
                Statement of Operations

                                            For the
                                            Six Month            For the
                                            Period Ended         Year Ended
                                            December 31,         June 30,
                                            1999                 1999
                                            ------------------------------------
<P>
REVENUES:                                             $0                $0
<P>
OPERATING EXPENSES:
  Sales and marketing                                  0                 0
  General and administrative                     137,696            84,229
                                            -------------------------------------
Total Operating Expenses                         137,696            84,229
                                             -------------------------------------
Net Loss from Operations                       $(137,696)         $(84,229)
                                            =====================================
<P>
Weighted average number of
  shares outstanding                         114,228,200       114,228,200
                                            =====================================
<P>
Basic and diluted net loss per share             $(0.001)          $(0.001)
                                            =====================================
<P>

<P>
              WORLD AM COMMUNICATIONS, INC.
       Statements of Changes in Stockholders' Deficit

                                                 Additional
                     Common Stock                Paid-In         Accumulated
                 Shares          Amount          Capital         Deficit          Totals
                 ------------------------------------------------------------------------
Balance -
 June 30, 1998   114,228,200     $ 11,423       $1,033,018      $(1,276,784)   $(232,343)
<P>
Net loss for year          0            0                0           (84,229)     (84,229)
                 ------------------------------------------------------------------------
Balance -
 June 30, 1999   114,228,200       11,423        1,033,018       (1,361,013)    (316,572)
                 -------------------------------------------------------------------------
Net loss for six month
 period ended              0            0                0         (137,696)    (137,696)
                 -------------------------------------------------------------------------
Balance -
December 31,1999 114,228,200      $11,423       $1,033,018
   $(1,498,709)   $(454,268)

<P>
       WORLD AM COMMUNICATIONS, INC.
       Statement of Cash Flows
          Indirect Method

                                                  For the
                                                  Six Month          For the
                                                  Period Ended       Year Ended
                                                  December 31,       June 30,
                                                     1999             1999
                                               --------------------------------------
<P>
Cash Flows From Operating Activities:
 Adjustments to reconcile net loss to net cash
  used in operating activities:
Net (Loss)                                         $(137,696)          $(84,229)
 Depreciation and amortization                           558              1,154
Changes in assets and liabilities:
 Increase in  accounts payables and
  accrued expenses                                   137,138             83,075
                                                -------------------------------------
                                                     137,696             84,229
                                                ------------------------------------
     Net Cash Used in Operating Activities                 0                  0
                                                ------------------------------------
Cash Flow From Investing Activities:
 Purchase of property and equipment                        0                  0
                                                ------------------------------------
Net Cash Used In Investing Activities                      0                  0
                                                ------------------------------------
Cash Flow From Financing Activities:
 Proceeds from  the issuance of common shares              0                  0
                                                ------------------------------------
Net Cash Provided By Financing Activities                  0                  0
<P>
Increase (Decrease) in Cash                                0                  0
<P>
Cash and Cash Equivalents - Beginning of period            0                  0
                                                 -----------------------------------
Cash and Cash Equivalents - End of period                 $0                 $0
                                                ====================================
<P>
Supplemental Cash Flow Information:
 Cash paid during period for:
 Interest paid                                            $0                 $0
                                                 ===================================
 Taxes paid                                               $0                 $0

<P>
             WORLD-AM COMMUNICATIONS, INC.
            NOTES TO FINANCIAL STATEMENTS
         DECEMBER 31, 1999 AND JUNE 30, 1999
<P>
NOTE 1 - ORGANIZATION AND PRESENTATION:
---------------------------------------
<P>
World-Am Communications, Inc. (the Company) was incorporated in the state of Florida on July 1, 1994 under the name of Bedroc's of Brandon, Inc. The Company changed its name to World-Am Communications on September 16, 1998. The Company commenced operations in January 1995 as a family restaurant in Brandon, Florida. In September 1996, the restaurant closed for renovations and reopened in August 1997. In March 1998, the Company discontinued the restaurant operations (its only business segment) and wrote-off the net book value of the restaurant property and equipment.
<P>
The Company's fiscal year end is June 30.
<P>
Basis of Accounting:
<P>
These financial statements are presented on the accrual method of accounting in accordance with generally accepted accounting principles. Significant principles followed by the Company and the methods of applying those principles, which materially affect the determination of financial position and cash flows, are summarized below:
<P>
Cash and Cash Equivalents
<P>
The Company considers all highly liquid debt instruments, purchased with an original maturity of three months or less, to be cash equivalents.
<P>
Income Taxes:
<P>
The Company accounts for income taxes under SFAS No. 109, which requires the asset and liability approach to accounting for income taxes. Under this method, deferred tax assets and liabilities are measured based on differences between financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse.
<P>
Use of Estimates:
<P>
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.
<P>
Goodwill
<P>
Goodwill, which represents the excess of the purchase price over the fair value of net assets acquired, is amortized on a straight-line basis over the expected periods to be benefited. The Company assesses the recoverability of goodwill periodically by determining whether the amortization of goodwill balance over its remaining life can be recovered through projected undiscounted cash flows. The amount of goodwill impairment, if any, is charged to operations in the period in which goodwill impairment is determined by management. There was no amortization of goodwill for the year end June 30, 1999 or six month period ended December 31, 1999.
<P>
            World-Am Communications, Inc.
           Notes to Financial Statements
         December 31, 1999 and June 30, 1999
<P>
NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         (Continued):
----------------------------------------------------
<P>
Net earning (loss) per share
<P>
Net loss per share is based on the weighted average number of common shares and common share equivalents outstanding during the period.
<P>
Revenue Recognition
<P>
Product Sales are sales of on-line products and specialty items. Revenue is recognized at the time of sale.
<P>
Fair Value of Financial Instruments
<P>
The carrying amount of accounts payable and accrued expenses are considered to be representative of their respective fair values because of the short-term nature of these financial instruments.
<P>
NOTE 2 - INCOME TAXES
----------------------
<P>
There has been no provision for U.S. federal, state, or foreign income taxes for any period because the Company has incurred losses in all periods and for all jurisdictions.
<P>
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of deferred tax assets are as follows:
<P>

     Deferred tax assets
Net operating loss carryforwards                      $1,498,709
     Valuation allowance for deferred tax assets       (1,498,709)
     Net deferred tax assets                           $     -
                                                      ============

<P>
Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. As of December 31, 1999, the Company had net operating loss carryforwards of approximately $1,498,709 for federal income tax purposes. These carryforwards, if not utilized to offset taxable income begin to expire in 2009. Utilization of the net operating loss may be subject to substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code and similar state provisions. The annual limitation could result in the expiration of the net operating loss before utilization.
<P>
NOTE 3   COMMITMENTS AND CONTINGENCIES:
----------------------------------------
<P>
Lease Commitments
<P>
As of June 30, 1998, the Company was in default on the rental operating lease. Amounts accrued through this date totaled $39,000. Because of this default situation, the Company has surrendered possession of the premises in expectation of the landlord lessor terminating the lease. Moreover, since the Company has ceased restaurant operations, it is the opinion of management that the landlord lessor will likely seek an amount due which is not expected to exceed the accrued amount of $39,000 at June 30, 1999 and December 31, 1999.
<P>
           World-Am Communications, Inc.
          Notes to Financial Statements
          December 31, 1999 and June 30, 1999
NOTE 3   COMMITMENT AND CONTINGENCIES (Continued):
---------------------------------------------------
<P>
Tax Contingencies
<P>
The Company has not filed monthly sales tax returns with the Department of Revenue, State of Florida, and payroll tax returns for the fiscal periods ended June 30, 1999 and December 31, 1999. Accordingly, interest and penalties have been accrued. The estimated balance is $37,044.
<P>
Litigation
<P>
On March 23, 1998, ADP Total Source III filed a writ of garnishment in the Circuit Court of the State of Florida, County of Hillsborough against the Company seeking reimbursement of services in the amount of $66,491, which is included in the accounts payable amount.
<P>
On June 24, 1998, Prime Source Management Solutions, a provider of employee leasing services, was awarded $74,882 in the Circuit Court of the State of Florida, County of Hillsborough, including an amount for trebled damages.
<P>
The Company has received various attorney collection letter notices from different vendors related to past due amounts. These amounts are included in the accounts payable totals at June 30, 1999 and December 31, 1999. Management is in active negotiations to settle all open accounts with the respective vendors.
<P>
NOTE 4 -GOING CONCERN:
----------------------
<P>
The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplates continuation of the Company as a going concern. The Company has experienced significant losses from discontinued operations. As shown in the financial statements, the Company incurred a net loss of $84,229 for fiscal year ended June 30, 1999 and a loss of $137,696 for the six-month period ended December 31, 1999.
<P>
The future success of the Company is likely dependent on its ability to attain additional capital to develop its proposed products and ultimately, upon its ability to attain future profitable operations. There can be no assurance that the Company will be successful in obtaining such financing, or that it will attain positive cash flow from operations.
<P>
                  BEDROC'S OF BRANDON, INC.
             CONSOLIDATED FINANCIAL STATEMENTS
                     JUNE 30, 1998
<P>
                   TABLE OF CONTENTS
                                                    Page
Accountants' Report                                  1
Consolidated Balance Sheet                           2
Consolidated Statement of Operations                 3
Consolidated Statement of Stockholders' Equity       4
Consolidated Statement of Cash Flows                 5
Notes to Consolidated Financial Statements           6   12
<P>
                   GUIDA & JIMENEZ, PA.
               CERTIFIED PUBLIC ACCOUNTANTS
<P>
             Report of Independent Auditors
<P>
To the Board of Directors
Bedroc's of Brandon, Inc.
Tampa, Florida
<P>
We have audited the accompanying balance sheet of Bedroc's of Brandon, Inc. as of June 30, 1998 and the related statement of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.
<P>
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a, test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
<P>
Going concern.
<P>
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bedroc's of Brandon, Inc., and the results of operations and its cash flow for the year then ended, in conformity with generally accepted accounting principles.
<P>
/s/ Guida & Jimenez
---------------------
Guida & Jimenez
Tampa, Florida
August 18, 1998
<P>
MEMBER:
AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS AICPA DIVISION OF FIRMS
<P>
1308 WEST SLIGH AVENUE
TAMPA.  FLORIDA 33604
TELEPHONE (813) 933-.2336
FACSIMILE (813) 935-8721
<P>
               BEDROC'S OF BRANDON, INC.
             CONSOLIDATED BALANCE SHEET
                   June 30, 1998

                       ASSETS
CURRENT ASSETS:
     Cash                                                -
     Inventory                                           -
     Other current assets                                -
                                                   ------------
     Total Current Assets                                -
                                                   ------------
<P>
PROPERTY AND EQUIPMENT
OTHER ASSETS:
     Security deposits                                   -
     Organization costs, net                           $2,309
     Goodwill                                          10,000
                                                   --------------
          Total other assets                           12,309
<P>
          TOTAL ASSETS                                $12,309
                                                   ==============
<P>
LIABILITIES AND STOCKHOLDERS' EQUITY
<P>
CURRENT LIABILITIES:
     Accounts payable                                $201,053
     Accrued rent                                       6,500
     Taxes payable                                     37,044
     Other current liabilities                             55
                                                   --------------
          Total current liabilities                   244,652
<P>
LONG-TERM LIABILITIES                                    -
                                                   --------------
STOCKHOLDERS' EQUITY
 Common stock, $.0001 par value; authorized 500,000,000
  shares; issued and outstanding 114,228,200           11,423
 Preferred stock, $.0001 par value; authorized 80,000,000;
  issued and outstanding 0
 Additional paid-in-capital                         1,033,018
 Accumulated deficit                               (1,276,784)
                                                   --------------
     Total stockholders' equity                      (232,343)
                                                   --------------
     TOTAL LIABILITIES & STOCKHOLDERS' EQUITY         $12,309
                                                   ==============

<P>
See accompanying notes to these financial statements.
<P>
                BEDROC'S OF BRANDON, INC.
          CONSOLIDATED STATEMENT OF OPERATIONS
           For The Year Ended June 30, 1998

DISCONTINUED OPERATIONS:
Loss from restaurant operations, net of -0- income taxes     $(181,925)
Loss on disposal of restaurant properly and equipment,
net of -0- income taxes                                       (289,899)
                                                         ----------------
NET LOSS ON DISCONTINUED OPERATIONS                         $ (471,824)
                                                         ================
<P>
BASIC EARNINGS PER SHARE:
Loss from discontinued restaurant operations, net of tax       $(0.005)
Loss on disposal of discontinued operations, net of tax         (0.009)
                                                         ----------------
Net Loss                                                       $(0.014)
                                                         ================

<P>
See accompanying notes to these financial statements.
<P>
       BEDROC'S OF BRNADON, INC.
     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
             June 30, 1998

                                                 Additional
                     Common Stock                Paid-In          Accumulated
                 Shares          Amount          Capital          Deficit          Totals
                 ------------------------------------------------------------------------
Balance -
 June 30, 1996        1,500      $  1,500       $        -       $ ( 502,205)   $(500,705)
<P>
Issuance of
 common stock     4,209,100         2,711          411,289                        414,000
Net loss                  0            0                0           (302,755)    (302,755)
                 ------------------------------------------------------------------------
Balance -
 June 30, 1997    4,210,600         4,211          411,289         ( 804,960)    (389,460)
                 -------------------------------------------------------------------------
Adjustment to par value
 from $.001 to
 $.0001                   0        (3,790)           3,790                 0            0
<P>
Issuance of
 common stock   110,017,600        11,002           96,581                 0      107,583
<P>
Reclassification of
 debt to equity           0             0          521,358                 0      521,358
<P>
Net Loss                  0             0                0          (471,824)    (471,824)
                 -------------------------------------------------------------------------
Balance -
 June 30,1998   114,228,200      $11,423       $1,033,018        $(1,276,784)   $(232,343)

              BEDROC'S OF BRANDON, INC.
        CONSOLIDATED STATEMENT OF CASH FLOWS
           For The Year Ended June 30, 1998

CASH FLOWS USED IN DISCONTINUED OPERATING ACTIVITIES:
 Loss                                                       $(471,824)
 Adjustments to reconcile loss to net cash provided by
  discontinued operating activities:
  Depreciation and amortization                                54,058
  Loss on disposal of restaurant property and equipment       289,899
  Changes in assets and liabilities:
     Decrease in inventory                                      1,606
     Decrease in other current assets and security deposits    26,859
     Increase in accounts payable                             140,025
     Decrease in accrued interest - shareholder              (117,935)
     Decrease in accrued rent                                 (83,849)
     Increase in taxes payable                                 37,044
     Decrease in other current liabilities                     (1,068)
                                                        ----------------
NET CASH PROVIDED BY DISCONTINUED OPERATIONS                 (125,185)
<P>
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchases of property and equipment                                -
                                                          ---------------
NET CASH USED IN INVESTING ACTIVITIES                               -
                                                          ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Payback on advances from shareholder                          (7,340)
 Proceeds from the issuance of common stock                    34,000
                                                          ---------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                      26,660
                                                          ---------------
NET INCREASE (DECREASE) IN CASH                               (98,525)
<p>
CASH, BEGINNING OF PERIOD                                      98,525
                                                          ---------------
CASH, END OF PERIOD                                            $    -
                                                          ===============

See accompanying notes to these Financial statements.
<P>
              BEDROC'S OF BRANDON, INC
            NOTES TO FINANCIAL STATEMENTS
          For The Year Ended June 30, 1998
<P>
NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------
<P>
This summary of significant accounting policies of Bedroc's of Brandon, Inc.(the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are the representation of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.
<P>
                   Business Activity
<P>
Bedroc's of Brandon, Inc. (the Company), a Florida corporation, was incorporated on July 1, 1994. The Company operated a family restaurant in Brandon, Florida commencing operations in January 1995. On September 3, 1996, the restaurant closed for major renovations related to the changing of the theme of the restaurant. The Company completed renovations in July 1997 and reopened in August 1997 as the Garden Grille. In March 1998, the Company discontinued the restaurant operations (its only business segment) and proceeded to write-off the net book value of the restaurant property and equipment.
<P>
The amounts of current liabilities, as of June 30, 1998, relate to the discontinued operations. The founding officer/director resigned from the Company in March 1998 and a new chief executive officer assumed responsibilities of the Company. Also, see Note 11 regarding subsequent events.
<P>
                      Estimates
<P>
The preparation of financial statements in conformity with generally accepted accounting principles requires the use of management estimates.
<P>
                       Inventory
<P>
Inventory is stated at the lower of cost or market, determined by the first-in, first-out method.
<P>
                 Property and Equipment
<P>
Property and equipment are stated at cost. Depreciation of property and equipment is provided using the straight-line method at rates based on the estimated useful life of the assets. Furniture and equipment are depreciated over a five to seven year period. Leasehold improvements are amortized over the life of the lease. Organization costs are being amortized by the straight-line method over 5 years. Depreciation and amortization expense for the year ended June 30, 1998 amounted to $54,058.
<P>
                        Goodwill
<P>
Goodwill, which represents the excess of the purchase price over the fair value of net assets acquired, is amortized on a straight-line basis over the expected periods to be benefited. The Company assesses the recoverability of goodwill periodically by determining whether the amortization of goodwill balance over its remaining life can be recovered through projected undiscounted cash flows. The amount of goodwill impairment, if any, is charged to operations in the period in which goodwill impairment is determined by management. There was no amortization of goodwill for the years ended June 30, 1998.
<P>
               BEDROC'S OF BRANDON, INC
            NOTES TO FINANCIAL STATEMENTS
            For The Year Ended June 30, 1998
<P>
NOTE 1: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)
-----------------------------------------------------------
<P>
                     Income Taxes
<P>
The Company provides for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), Accounting for Income Taxes. SFAS No. 109 provides that deferred income taxes are recognized for the tax consequences of temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. The Company incurred a loss for the year ended June 30, 1998. Accordingly, no provision for federal income tax has been reflected in the financial statements. The loss carryforward can be carried forward and applied against taxable income until the loss is used up, or for maximum of fifteen years.
Per Share Information
<P>
Basic earnings per share information is based on the weighted average number of common shares outstanding during the year. The weighted average number of common shares as of June 30, 1998 was 33,852,867.
<P>
NOTE 2: ABILITY TO CONTINUE AS A GOING CONCERN
-------------------------------------------------
<P>
The Company's losses from discontinued operations of $471,824 for the year ended June 30, 1998, and its negative working capital at June 30, 1998 of $244,652, raise substantial doubt about its ability to continue as a going concern for a reasonable period of time. Also refer to Note 11 regarding subsequent events.
<P>
NOTE 3: PROPERTY AND EQUIPMENT
------------------------------
<P>
The Company discontinued restaurant operations (its only business segment) in March 1998 and proceeded to write-off property and equipment with a net book value of approximately $290,000. Additionally, as part of the discontinuation of operations, security deposits were forfeited in the amount of $20,600.
<P>
NOTE 4: LOAN PAYABLE TO STOCKHOLDER
-----------------------------------
<P>
At June 30, 1997, the loan payable to the founding director/stockholder consisted of non-interest bearing advances received by the Company. - Interest was imputed at 9% per annum for financial statement purposes. At June 30, 1998, the outstanding balance of approximately $521,000 was reclassified as additional paid-in-capital per agreement between the founding director/stockholder and the Company. At June 30, 1997, accrued interest in the amount of approximately $117,000 was forgiven by the founding director/stockholder. This write-off is reflected in the current year's discontinued restaurant operations.
<P>
                BEDROC'S OF BRANDON, INC .
            NOTES TO FINANCIAL STATEMENTS
           For The Year Ended June 30, 1998
<P>
NOTE 5: COMMITMENTS AND CONTINGENCIES
--------------------------------------
<P>
                  Rent Commitments
<P>
The Company rented its restaurant under an operating lease with an original expiration date of December 31, 2001. The lease provided for a minimum monthly rent of $6,500 with an additional percentage rent equal to 5% of the annual gross sales in excess of $1,300,000. The lease required the Company to pay for any increase in real estate taxes subsequent to the base year 1994, and provided for four five year renewal options with a 5% increase in the base rent in each five year period. The lease also provided an option for the Company to purchase the premises if the owner obtained a firm offer from a purchaser. The Company could then have elected to purchase the premises at the same price and on the same terms of such offer. For the year ended June 30, 1998 the future annual minimum lease payments are:
<P>
     Year           Amount
     ------         --------
     1999         $ 78,000
     2000           78,000
     2001           78,000
     2002           39,000
     Thereafter     None
                  ----------
                 $ 273,000
                 -----------
<P>
Rent expense on discontinued operations for the years ended June 30, 1998 amounted to $78,000.
<P>
As of June 30, 1998, the Company is in default on the rental operating lease. Amounts accrued through this date total $39,000, which reflects rental expense for the period January 1, 1998 through June 30, 1998. Because of this default situation, the Company has surrendered possession of the premises in expectation of the landlord lessor terminating the lease. Moreover, since the Company has ceased restaurant operations, it is the opinion of management that the landlord lessor will likely seek an amount due which is not expected to exceed the accrued amount of $39,000 at June 30, 1998.
<P>
                 Sales Tax Contingencies
<P>
Regarding State of Florida sales tax, the Company has not filed monthly returns with the Department of Revenue for the fiscal year ended June 30, 1998. Accordingly, interest and penalties have been accrued in the amount of $12,544 for the year ended June 30, 1998
<P>
NOTE 6: LITIGATION
------------------
<P>
               ADP Total Source I//, Inc.
<P>
On March 23, 1998, ADP Total Source 111, Inc. filed a writ of garnishment in the Circuit Court of the State of Florida, County of Hillsborough against the Company seeking reimbursement of services in the amount of $66,491, which is included in the accounts payable amount at June 30, 1998. Management believes this amount to be owed to ADP Total Source III Inc.
<P>
                BEDROC'S OF BRANDON, INC.
            NOTES TO FINANCIAL STATEMENT
          For The Year Ended June 30, 1998
<P>
NOTE 6: LITIGATION (Continued)
-----------------------------
<P>
           Prime Source Management Solutions, Inc.
<P>
On June 24, 1998, Prime Source Management Solutions, Inc., a provider of employee leasing services, was awarded $74,882 in the Circuit Court of the State of Florida, County of Hillsborough, including an amount for trebled damages. Of this amount, the Company has accrued in accounts payable $19,596 for the year ended June 30, 1998. Because the Company has discontinued restaurant operations (its only business segment), it is the opinion of management that Prime Source Management Solutions, Inc. will likely settle for a lesser amount that does not include the trebled damages.
<P>
                      Open Accounts
<P>
As of June 30, 1998, the Company has received various attorney collection letter notices from different vendors related to past due amounts totaling approximately $43,000. This amount is included in accounts payable at June 30,.1998. Management is in active negotiations to settle all open accounts with the respective vendors.
<P>
NOTE 7: STOCKHOLDERS' EQUITY
----------------------------
<P>
                   Change in Par Value
<P>
In. July 1997, the Board of Directors approved a decrease in the par value of common stock from $.001 to $.0001.
<P>
                    Private Placement
<P>
Pursuant to a private stock offering memorandum dated February 1997, the Company issued 17,600 shares of common stock during the year ended June 30, 1998.
<P>
           Common Stock Issued in Acquisition
<P>
On March 20, 1998, the Company acquired WC Entertainment, Inc. a start-up entertainment booking company. In connection with the acquisition, the Company issued 100,000,000 shares of its common stock. The acquisition was accounted for using the purchase method. Accordingly, for financial reporting purposes, the 100,000,000 shares will be considered outstanding as of the date of the acquisition. The purchase price was $10,000; since WC Entertainment had not begun operations, no assets existed on the acquisition date hence, the $10,000 was allocated to the Company's goodwill. Also see Note 9 regarding related party transactions.
<P>
     Common Stock Issued Upon Default of Note Payable
<P>
The Company had a short-term 9% note payable dated February 2, 1998 that was due on May 2, 1998, in the amount of $60,000. For purposes of this loan, 10,000,000 shares of common stock were used as collateral. Upon the Company defaulting on this short-term note payable in May 1998, the 1 0,000,000 shares were issued to the lender in satisfaction of the debt.
<P>
                BEDROC'S OF BRANDON, INC
           NOTES TO FINANCIAL STATEMENTS
           For The Year Ended June 30, 1998
<P>
NOTE 7: STOCKHOLDERS' EQUITY (Continued)
----------------------------------------
<P>
Conversion of Loan Payable-Shareholder to Equity
At June 30, 1998, the outstanding balance of approximately $521,000 due the founding director/shareholder was reclassified as additional paid-in-capital per an understanding between the founding director/shareholder and the Company. See also Note 4 Loan Payable to Stockholder and Note 9 Related Party Transactions.
<P>
NOTE 8: STATEMENT OF CASH FLOWS
--------------------------------
<P>
For the year ended June 30, 1998, non-cash investing and financing activities included the following:
<P>
     -issuance of 1 00,000,000 shares of common stock to acquire a start-up entertainment booking company, which generated goodwill in the amount of $10,000, also see Note 7 Stockholders' Equity
<P>
     -Disposal of property and equipment due to discontinued restaurant operations with a net book value of approximately $290,000, also see Note 3 Property and Equipment
<P>
     -issuance of 10,000,000 shares of common stock as collateral used to satisfy a default on a 60,000 short-term note payable, also see Note 7 Stockholders' Equity
<P>
     -Reclassification of loan payable-shareholder in the amount of $521,340 to additional paid-in-capital, also see
Note 4 Loan Payable Stockholder and Note 7 Stockholders'
Equity
<P>
For the years ended June 30, 1998 interest expense paid
amounted to $5,000.
<P>
NOTE 9: RELATED PARTY TRANSACTIONS
-----------------------------------
<P>
In March 1998, Vicki Carapella, the founding director, resigned the position of President, a non-salaried position in the Company. In April 1998, this founding director sold approximately 3,942,000 shares of common stock leaving her 57,000 shares of common stock. Also see Note 4 Loan Payable to Stockholder.
<P>
The new President of the Organization., Robert Esposito, assumed managerial responsibilities in March 1998 when his solely owned entertainment booking company was acquired by the Company in a noncash transaction involving the issuance of 100,000,000 shares of the Company's common stock. Also, see Note 7 Stockholders' Equity.
<P>
During the year ended June 30, 1997, 45,000 shares of common stock were issued to Richard Anslow, an attorney, in payment for services. As of June 30, 1998, this shareholder was owed approximately $10,000 for additional services rendered.
<P>
               BEDROC'S OF BRANDON, INC
          NOTES TO FINANCIAL STATEMENTS
         For The Year Ended June 30, 1998
<P>
NOTE 10: FOURTH QUARTER ADJUSTMENTS
-----------------------------------
<P>
During the three months ended June 30, 1998, the Company recorded the following significant fourth quarter adjustments:
<P>

     Write-off of property and equipment, net of accumulated
     depreciation                                                       $289,899
     Write-off of security deposits forfeited                             20,624
     Write-down of accrued interest                                      117,935
                                                                      ------------
                                                                        $428,458
                                                                      ------------

<P>
NOTE 11: SUBSEQUENT EVENTS
--------------------------
<P>
                   Business Combination
<P>
In August of 1998 World Am Acquisition, a wholly owned subsidiary of Bedroc's, Inc., agreed to acquire Florida Wireless, Inc. (Florida Wireless), a Florida Corporation doing business in the telecommunications industry. In the transaction, accounted for under the purchase method, the Company will purchase all the assets of Florida Wireless by issuing 12,692,022 shares of Bedroc's' common stock valued at $6,346,011 and assuming Florida Wireless liabilities of $1,096,000. The excess purchase price over the estimated fair value of the assets is $7,142,785 and will be amortized using the straight-line method over 20 years. The following unaudited pro forma financial statements are included in order to illustrate the effect of this transaction on the Company's June 30, 1998 financial statements.
<P>
         UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                      June 30, 1998
                     (in thousands)

                                          Proforma
                                          Adjustments
                              Company     for Florida     Company
                              as          Wireless        Pro Forma
                              Reported    Transaction     Combined
                              --------------------------------------
Assets
Current assets                $   -         $220,617       $220,617
Property and equipment, net       -           76,708         76,708
Other assets, net               12,309     7,144,730      7,157,039
                              ---------------------------------------
   Total assets                $12,309   $ 7,442,055     $7,454,364
                              =======================================
Liabilities
Current liabilities           $244,652      $739,218       $983,870
Other liabilities                 -          356,826        356,826
                              ---------------------------------------
   Total liabilities           244,652     1,096,044      1,340,696
Stockholders' Equity
Common stock                    11,423         1,269         12,692
Additional paid in capital   1,033,018     6,344,742      7,377,760
Retained deficit            (1,276,784)                  (1,276,784)
                             ----------------------------------------
Total stockholders' equity    (232,343)    6,346,011      6,113,668
   Total liabilities and
    stockholders' equity       $12,309    $7,442,055    $ 7,454,364
                             ========================================

<P>
               BEDROC'S OF BRANDON, INC
            NOTES TO FINANCIAL STATEMENTS
            For The Year Ended June 30, 1998
<P>
NOTE ll: SUBSEQUENT EVENTS (Continued)
--------------------------------------
<P>
   UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
                      June 30,1998
                     (in thousands)

                                          Proforma
                                          Adjustments
                              Company     for Florida     Company
                              as          Wireless        Pro Forma
                              Reported    Transaction     Combined
                              --------------------------------------
Gross revenues                $        -     $582,844     $582,844
Cost of sales                          -      369,713      369,713
                              ---------------------------------------
Gross profit                           -      213,131      213,131
General and administrative
 expenses                              -      290,393      290,393
Depreciation and amortization          -        8,472        8,472
                               --------------------------------------
Net loss before discontinued
  operations                           -      (85,734)     (85,734)
 Loss from restaurant operations   (181,925)     -        (181,925)
 Loss on disposal of restaurant property and
  equipment                        (289,899)     -        (289,899)
                               ---------------------------------------
Loss on discontinued operations    (471,824)     -        (471,824)
                               ---------------------------------------
Net income                         (471,824) $(85,734)   $(557,558)
                               ========================================

<P>
            Purchase of Marketable Securities
<P>
In order to secure additional capital for the financing of the telecommunication acquisition, the Company purchased all of the capital stock in a company whose major asset is marketable securities in an exchange of Bedroc's stock valued at $5,000,000.
<P>
Index to Exhibits
<P>
2.1 Stock Acquisition and Reorganization Agreement by and among World Am Communications, Inc. and Allmon Management Inc. dated May 11, 2000.
<P>
3.1     Articles of Incorporation of World Am
Communications, Inc. as amended.
<P>
3.2     By-Laws of World Am Communications, Inc.
<P>
17.1    Resignation Letter of Gerald Ghini.
<P>
27.1.  Financial Data Schedule.
<P>
                       SIGNATURES
<P>
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
<P>
                           World Am Communications. Inc.,
                           a Florida corporation
DATED: May 16, 2000
                           /s/ James Alexander
                           ------------------------------
                               James Alexander
                               President